Exhibit 99.1

SAMSON OIL & GAS LIMITED ANNOUNCES RESULTS OF ANNUAL GENERAL MEETING

Perth – Thursday 17 November 2016

Pursuant to ASX Listing Rule 3.13.2, Samson Oil & Gas Limited advises on the outcome of voting on the resolutions put to shareholders at the Annual General Meeting held today 17 November 2016.

Details of the voting in regard to the resolutions (together with the information required to be given by Section 251AA of the Corporations Act) was as follows:

Resolution 1 – Re - Election of Gregory Channon as a Director

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	567,655,283

Votes of proxies directed to vote against the resolution	:	85,939,981

Votes of proxies directed to abstain on the resolution	:	2,535,800

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 1 was passed on a show of hands.

Resolution 2 – Adoption of Remuneration Report

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	534,858,560

Votes of proxies directed to vote against the resolution	:	117,729,110

Votes of proxies directed to abstain on the resolution	:	3,543,424

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 2 was passed on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	534,858,560

Votes of proxies directed to vote against the resolution	:	117,729,110

Votes of proxies directed to abstain on the resolution	:	3,543,424

Votes of proxies able to vote at the proxies' discretion	:	-

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN

Resolution 3 – Issue of Shares to Peter Hill

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	520,621,030

Votes of proxies directed to vote against the resolution	:	127,957,584

Votes of proxies directed to abstain on the resolution	:	7,552,450

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 3 was passed by a poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	520,621,030

Votes of proxies directed to vote against the resolution	:	127,957,584

Votes of proxies directed to abstain on the resolution	:	7,552,450

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 4 – Issue of Shares to Terence Barr

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	520,771,830

Votes of proxies directed to vote against the resolution	:	129,984,384

Votes of proxies directed to abstain on the resolution	:	5,374,850

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 4 was passed by a poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	520,771,830

Votes of proxies directed to vote against the resolution	:	129,984,384

Votes of proxies directed to abstain on the resolution	:	5,374,850

Votes of proxies able to vote at the proxies' discretion	:	-

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN

Resolution 5 – Issue of Shares to Gregory Channon

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	520,367,030

Votes of proxies directed to vote against the resolution	:	128,132,584

Votes of proxies directed to abstain on the resolution	:	7,631,450

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 5 was passed on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	520,367,030

Votes of proxies directed to vote against the resolution	:	128,132,584

Votes of proxies directed to abstain on the resolution	:	7,631,450

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 6 – Issue of Shares to Denis Rakich

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	521,066,830

Votes of proxies directed to vote against the resolution	:	129,684,384

Votes of proxies directed to abstain on the resolution	:	5,379,850

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 6 was passed on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	521,066,830

Votes of proxies directed to vote against the resolution	:	129,684,384

Votes of proxies directed to abstain on the resolution	:	5,379,850

Votes of proxies able to vote at the proxies' discretion	:	-

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN

Resolution 7 – Issue of Shares to Employees

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	556,691,625

Votes of proxies directed to vote against the resolution	:	95,789,189

Votes of proxies directed to abstain on the resolution	:	3,650,250

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 7 was passed on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	556,691,625

Votes of proxies directed to vote against the resolution	:	95,789,189

Votes of proxies directed to abstain on the resolution	:	3,650,250

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 8 – Adoption of Stock Option Plan

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	551,557,732

Votes of proxies directed to vote against the resolution	:	99,863,108

Votes of proxies directed to abstain on the resolution	:	4,710,224

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 8 was passed on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	551,557,732

Votes of proxies directed to vote against the resolution	:	99,863,108

Votes of proxies directed to abstain on the resolution	:	4,710,224

Votes of proxies able to vote at the proxies' discretion	:	-

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN

Resolution 9 – Issue of Options to Peter Hill

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	497,218,930

Votes of proxies directed to vote against the resolution	:	153,101,484

Votes of proxies directed to abstain on the resolution	:	5,810,650

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 9 was passed on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	497,218,930

Votes of proxies directed to vote against the resolution	:	153,101,484

Votes of proxies directed to abstain on the resolution	:	5,810,650

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 10 – Issue of Options to Gregory Channon

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	497,265,130

Votes of proxies directed to vote against the resolution	:	153,055,484

Votes of proxies directed to abstain on the resolution	:	5,810,450

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 10 was passed on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	497,265,130

Votes of proxies directed to vote against the resolution	:	153,055,484

Votes of proxies directed to abstain on the resolution	:	5,810,450

Votes of proxies able to vote at the proxies' discretion	:	-

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN

Resolution 11 – Issue of Options to Denis Rakich

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	497,264,930

Votes of proxies directed to vote against the resolution	:	155,307,284

Votes of proxies directed to abstain on the resolution	:	3,558,850

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 11 was passed on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	497,264,930

Votes of proxies directed to vote against the resolution	:	155,307,284

Votes of proxies directed to abstain on the resolution	:	3,558,850

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 12 – Issue of Options to Terence Barr

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	496,999,930

Votes of proxies directed to vote against the resolution	:	155,577,284

Votes of proxies directed to abstain on the resolution	:	3,553,850

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 12 was passed on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	496,999,930

Votes of proxies directed to vote against the resolution	:	155,577,284

Votes of proxies directed to abstain on the resolution	:	3,553,850

Votes of proxies able to vote at the proxies' discretion	:	-

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN

Resolution 13 – Advisory Vote on Names Executive Officer Compensation

Proxy votes were as follows:

Votes of proxies directed to vote for the resolution	:	528,786,804

Votes of proxies directed to vote against the resolution	:	123,468,210

Votes of proxies directed to abstain on the resolution	:	3,876,050

Votes of proxies able to vote at the proxies' discretion	:	-

Resolution 13 was passed on a Poll. Votes were as follows:

Votes of proxies directed to vote for the resolution	:	528,786,804

Votes of proxies directed to vote against the resolution	:	123,468,210

Votes of proxies directed to abstain on the resolution	:	3,876,050

Votes of proxies able to vote at the proxies' discretion	:	-

For and on behalf of the Board of Directors of
SAMSON OIL & GAS LIMITED

DENIS RAKICH
Director

Samson Oil & Gas USA

1331, 17th Street, Suite 710, Denver Colorado 80202 Tel + 1 303 295 0344 Fax + 1 303 295 1961

Samson Oil & Gas Limited

Level 16, AMP Building, 140 St Georges Terrace, Perth Western Australia 6000 / PO Box 7654, Cloisters Square Perth Western Australia 6850
Tel + 61 8 9220 9830 Fax + 61 8 9220 9820 ABN 25 009 069 005 ASX Code SSN